UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2017

Pulse Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

849 Mitten Road

Burlingame, California 94010

(Address of principal executive offices, including zip code)

(650) 697-3939

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☒

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2017 Equity Incentive Plan

The Board of Directors (the “Board”) of Pulse Biosciences, Inc. (the “Company”) previously adopted, subject to stockholder approval, the Company’s 2017 Equity Incentive Plan (the “2017 Plan”). The Company’s stockholders approved the 2017 Plan at the annual meeting of stockholders held on May 16, 2017 (the “Annual Meeting”).

The 2017 Plan has a 10-year term, and provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and performance shares to employees, directors and consultants of the Company and any parent or subsidiary of the Company, as the plan administrator may determine. Subject to an annual evergreen increase and adjustment in the case of certain capitalization events, 1,500,000 shares of our common stock are authorized for issuance pursuant to awards under the 2017 Plan. In addition, shares remaining available under our 2015 Equity Incentive Plan, as amended (the “2015 Plan”), and shares reserved but not issued pursuant to outstanding equity awards that expire or terminate without being exercised or that are forfeited or repurchased by the Company will be added to the shares of common stock available for issuance under the 2017 Plan. The 2017 Plan will be administered by our Compensation Committee.

On May 16, 2017, the Board granted Brian Dow, the Company’s Senior Vice President and Chief Financial Officer, an option to purchase 95,000 shares of the Company’s common stock at an exercise price of $27.14 per share.  The option will vest in equal monthly installments over a four-year period commencing February 15, 2017, subject to his continued serviced through each vesting date.  The options were granted pursuant to the terms and conditions of the 2017 Plan and the form of option agreement thereunder.

The terms and conditions of the 2017 Plan are described in the Company’s Proxy Statement dated April 18, 2017. The description of the 2017 Plan contained herein is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.  Grants under the 2017 Plan will be made pursuant to the forms of agreement thereunder, forms of which are filed with Exhibit 10.1 hereto and incorporated herein by reference.

2017 Employee Stock Purchase Plan

The Board of the Company previously adopted, subject to stockholder approval, the Company’s 2017 Employee Stock Purchase Plan (the “2017 ESPP”). At the Company’s Annual Meeting on May 16, 2017, the Company’s shareholders approved the 2017 ESPP.

The 2017 ESPP is as broad-based plan that provides employees of the Company and its designated affiliates with the opportunity to become shareholders through periodic payroll deductions that are applied towards the purchase of Company common shares at a discount from the then-current market price. Subject to adjustment in the case of certain capitalization events, a total of 250,000 common shares of the Company are available for purchase under the 2017 ESPP.

The terms and conditions of the 2017 ESPP are described in the Company’s Proxy Statement dated April 18, 2017. The description of the 2017 ESPP is qualified in its entirety by reference to the full text of the 2017 ESPP, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference. Participation under the 2017 Plan will be made pursuant to the forms of agreement thereunder, forms of which are filed with Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 16, 2017, the Company held its Annual Meeting at 3957 Point Eden Way, Hayward, California 94545. The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect six directors to hold office until the Company’s 2018 annual meeting and until their successors are duly elected and qualified, subject to earlier resignation or removal;
2.	To approve the adoption of the Company’s 2017 Equity Incentive Plan;
3.	To approve the adoption of the Company’s 2017 Employee Stock Purchase Plan; and
4.	To ratify the appointment of Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The voting results for each of these proposals are detailed below:

1. Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
Darrin R. Uecker	7,925,350	94	1,490	3,927,209
Robert M. Levande	7,920,791	4,683	1,460	3,927,209
Robert J. Greenberg, M.D., Ph.D.	7,883,311	42,183	1,440	3,927,209
Mitchell E. Levinson	6,718,336	42,105	1,166,493	3,927,209
Thierry Thaure	6,718,475	42,113	1,166,346	3,927,209
Maky Zanganeh, D.D.S.	6,760,112	533	1,166,289	3,927,209

Each director nominee was duly elected to serve until the 2018 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Adoption of the 2017 Equity Incentive Plan

For	Against	Abstained	Broker Non-votes
6,497,539	258,216	1,171,179	3,927,209

The stockholders approved the adoption of the Company’s 2017 Equity Incentive Plan, as described in the proxy materials.

3. Adoption of the 2017 Employee Stock Purchase Plan

For	Against	Abstained	Broker Non-votes
6,548,156	209,244	1,169,534	3,927,209

The stockholders approved the adoption of the Company’s 2017 Employee Stock Purchase Plan, as described in the proxy materials.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
10,613,633	63,336	1,177,174	N/A

The stockholders ratified the appointment of Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Item 8.01. Other Events

 Termination of Rights Offering Obligation Pursuant to Underwriting Agreement

Pursuant to the Underwriting Agreement, included as Exhibit 1.1 to the Form S-1/A filed with the Securities and Exchange Commission on May 3, 2016 and entered into in connection with the Company’s initial public offering, the Company, subject to certain exceptions, shall not sell or issue any shares of its capital stock, (or securities convertible or exercisable into its capital stock) unless the Company first offers, in respect of such sale or issuance, to the then record holders (including “street name” holders) of its common stock, the right to subscribe to capital stock on a pro-rata basis (the “Rights Offering Obligation”). Pursuant to the terms of the Underwriting Agreement, the Rights Offering Obligation terminates upon the 91st consecutive calendar day period in which the closing price for the Company’s common stock as reported by The Nasdaq Capital Market has been at least $12.00 per share (the “Rights Offering Expiration Date”).  The Rights Offering Expiration Date occurred on May 17, 2017, and the Rights Offering Obligation terminated on such date in accordance with the terms of the Underwriting Agreement.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
10.1	2017 Equity Incentive Plan and forms of agreement thereunder.
10.2	2017 Employee Stock Purchase Plan and forms of agreement thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Biosciences, Inc.

By:	/s/ Brian B. Dow
Brian B. Dow Senior Vice President and Chief Financial Officer

Date: May 19, 2017